UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2021

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on March 24, 2021, beginning at approximately 2:00 p.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the third quarter of fiscal 2021 (the fiscal quarter ended February 28, 2021).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to adjusted quarterly earnings per share and adjusted operating income.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  In general, these measures exclude impairment and restructuring charges, but may also exclude other items that management does not believe reflect the Company’s core operations.

The following provides a reconciliation of adjusted operating income and adjusted earnings per diluted share from the most comparable GAAP measures for the periods presented.

	Three months ended February 28, 2021
(In thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$49,772	$77,167	$4,485	$67,609	$1.27
Restructuring and other expense, net	28,212	28,212	(19,843)	8,372	0.16
Incremental expenses related to Nikola gains	(781)	(781)	(755)	(1,536)	(0.03)
Gain on investment in Nikola	-	(2,740)	575	(2,165)	(0.04)
Non-GAAP	$77,203	$101,858	$24,508	$72,280	$1.36

	Three Months Ended February 29, 2020
(In thousands, except per share amounts)	Operating Income (Loss)	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$(1,386)	$23,716	$4,828	$15,311	$0.27
Impairment of goodwill and long-lived assets	34,627	34,627	(7,988)	26,611	0.48
Restructuring and other expense, net	1,376	1,376	(111)	344	0.00
Decrease in tank replacement reserve	(2,265)	(2,265)	555	(1,710)	(0.03)
Gain on consolidation of Samuel Steel Pickling	-	(6,055)	1,483	(4,572)	(0.08)
Non-GAAP	$32,352	$51,399	$10,889	$35,984	$0.64

Quarter over quarter change	$44,851	$50,459	$13,619	$36,296	$0.72

The following provides a reconciliation of adjusted operating income from the most comparable GAAP measure for the Company’s Pressure Cylinders segment for the periods presented.

	Three Months Ended
(In thousands)	February 28, 2021	February 29, 2020
Operating loss	$(15,641)	$(19,865)
Impairment of goodwill and long-lived assets	-	33,353
Restructuring and other expense, net	28,435	747
Decrease in tank replacement reserve	-	(2,265)
Adjusted operating income	$12,794	$11,970
Adjusted operating income as a percent of net sales	5.0%	4.4%

In the call, management referred to free cash flow for the quarter and year-to-date periods of the current fiscal year.  Free cash flow is a non-GAAP financial metric that management believes measures the Company’s ability to generate additional cash from its business operations.  The following provides a reconciliation of free cash flow from net cash provided by operating activities for the three and nine month periods ended February 28, 2021.

(In thousands)	Three Months Ended February 28, 2021	Nine Months Ended February 28, 2021
Net cash provided by operating activities	$9,256	$234,072
Investment in property, plant and equipment	(16,377)	(65,321)
Free cash flow	$(7,121)	$168,751

In the conference call, management also referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s three, nine and trailing twelve-month periods ended February 28, 2021.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings (loss) attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of goodwill and long-lived assets, restructuring and other expense, net, incremental expenses related to Nikola gains, (gains) loss on investment in Nikola, and gain on consolidation of Samuel Steel Pickling (each pre-tax) to/from EBITDA.  The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the three, nine and trailing twelve-month periods ended February 28, 2021, as mentioned in the conference call, is outlined below.

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2021	2021	2021	2020	2020

Net earnings (loss) attributable to controlling interest	$67,609	$(74,044)	$616,675	$16,175	$15,311
Impairment of goodwill and long-lived assets (pre-tax) [1]	-	3,815	9,924	7,208	34,003
Restructuring and other expense, net (pre-tax) [1]	28,212	7,455	1,732	7,558	1,050
Incremental expenses related to Nikola gains (pre-tax)	(781)	4,570	49,511	-	-
(Gains) loss on investment in Nikola (pre-tax)	(2,740)	143,780	(796,141)	-	-
Gain on consolidation of Samuel Steel Pickling (pre-tax)	-	-	-	-	(6,055)
Interest expense	7,558	7,548	7,590	7,459	7,362
Income tax expense (benefit)	4,485	(19,445)	163,778	5,836	4,828
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$104,343	$73,679	$53,069	$44,236	$56,499
Depreciation and amortization	21,893	21,560	22,211	23,125	22,780
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$126,236	$95,239	$75,280	$67,361	$79,279

Nine months adjusted EBITDA [1]	$296,755

Trailing twelve months adjusted EBITDA [1]	$364,116

[1] Excludes the impact of the noncontrolling interest.

Item 8.01.  Other Events.

On March 24, 2021, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors (the “Board”) had declared a quarterly cash dividend of $0.28 per share in respect of the Registrant’s common shares.  The dividend was declared on March 24, 2021 and is payable on June 29, 2021 to shareholders of record at the close of business on June 15, 2021.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

As also announced in the Dividend Release, on March 24, 2021, the Board authorized the repurchase of up to an additional 5,618,464 of the Registrant’s outstanding common shares, increasing the total number of common shares available for repurchase to 10,000,000.  The common shares may be repurchased from time to time, with consideration given to the market price of the common shares, the nature of other investment opportunities, cash flows from operations, general economic conditions, and other appropriate factors.  Repurchases may be made in the open market or through privately negotiated transactions.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Third Quarter of Fiscal 2021 (Fiscal Quarter ended February 28, 2021), held on March 24, 2021.
99.2	News Release issued by Worthington Industries, Inc. on March 24, 2021 reporting declaration of quarterly cash dividend and authorization of the repurchase of additional common shares.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 30, 2021	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President, General Counsel & Secretary